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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-A

                     FOR REGISTRATION OF CERTAIN CLASSES OF
                 SECURITIES PURSUANT TO SECTION 12(b) OR (g) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               Allen Telecom Inc.
  ----------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


             Delaware                                      38-0290950
---------------------------------------         --------------------------------
(State of Incorporation or Organization)                (I.R.S. Employer
                                                       Identification No.)

25101 Chagrin Boulevard, Suite 350, Cleveland, Ohio              44122
---------------------------------------------------    -------------------------
    (Address of Principal Executive Offices)                  (Zip Code)

If this form relates to the                If this form relates to the
registration of a class of                 registration of a class of securities
securities pursuant to Section             pursuant to Section 12(g) of the
12(b) of the Exchange Act and              Exchange Act and is effective
is effective pursuant to General           Pursuant to General Instruction
Instruction A.(c), please check            A.(d), please check the following
the following box. |X|                     box. |_|


         Securities Act registration statement file number to
         which this form relates: 333-82696
                                  ---------
                                  (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class                     Name of Each Exchange on Which
     to be so Registered                     Each Class is to be Registered
     -------------------                     ------------------------------

Series D 7.75% Convertible Preferred Stock        New York Stock Exchange
----------------------------------------    ------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:


--------------------------------------------------------------------------------
                                (Title of class)

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         See "Description of the Convertible Preferred Stock" in the Prospectus to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on or about March 15, 2002 and incorporated herein by reference and made a part hereof.

ITEM 2.  EXHIBITS

        Number      Description
        -----       -----------

        3.1         Second Restated Certificate of Incorporation (filed as
                    Exhibit 4(a) to Registration Statement on Form S-8, Registration Statement No. 333-51739, filed on May 4, 1998) and incorporated herein by reference and made a part hereof.

        3.2 Form of Certificate of Designation for the Series D 7.75% Convertible Preferred Stock (filed as Exhibit 4.1 to the Registration Statement on Form S-3, Registration Statement No. 333-82696, filed on March 11, 2002) and incorporated herein by reference and made a part hereof.


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                                   SIGNATURES

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the city of Beachwood, State of Ohio, on March 18, 2002.

                                        ALLEN TELECOM INC.

                                        By: /s/ Laura C. Meagher
                                           -------------------------------------
                                           Name:  Laura C. Meagher
                                           Title:  Secretary and General Counsel



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                                  EXHIBIT INDEX


        Number      Description
        -----       -----------

        3.1         Second Restated Certificate of Incorporation (filed as
                    Exhibit 4(a) to Registration Statement on Form S-8, Registration Statement No. 333-51739, filed on May 4, 1998) and incorporated herein by reference and made a part hereof.

        3.2 Form of Certificate of Designation for the Series D 7.75% Convertible Preferred Stock (filed as Exhibit 4.1 to the Registration Statement on Form S-3, Registration Statement No. 333-82696, filed on March 11, 2002) and incorporated herein by reference and made a part hereof.